UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2005

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01. REGULATION FD DISCLOSURE

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Navistar International Corporation (NYSE: NAV), the nation’s largest combined commercial truck, school bus and mid-range diesel engine producer, announced that it will discuss business opportunities this week at Baird’s 2005 Industrial Conference. Terry M. Endsley, Vice President and Treasurer, is scheduled to make the Navistar presentation at 1:20 p.m. CST on Tuesday, November 8, 2005. A live audio web cast will be available at http://www.shareholder.com/nav/medialist.cfm. Investors are advised to log on to the web site at least 15 minutes prior to the presentation to allow sufficient time for downloading any necessary software.

A replay of the web cast will be available at the same web address approximately 3 hours following its conclusion and will be available until December 31, 2005.

Navistar International Corporation (NYSE: NAV) is the parent company of International Truck and Engine Corporation. The company through its affiliates produces International® brand commercial trucks, mid-range diesel engines, IC brand school buses, Workhorse brand chassis for motor homes and step-vans and is a private label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets. The company is also a provider of truck and diesel engine parts and service sold under the International® brand. A wholly owned subsidiary offers financing services. Additional information is available at www.internationaldelivers.com.

Forward Looking Statements

Information provided and statements made on the web cast that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this news release and we assume no obligation to update the information included in this news release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,”“expect,”“anticipate,”“intend,”“plan,”“estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Exhibit 99.1 to our Form 10-K for the fiscal year ended October 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
          Registrant

Date:	November 8, 2005	/s/ Mark T. Schwetschenau

Mark T. Schwetschenau
Senior Vice President and Controller
(Principal Accounting Officer)